                                                                    EXHIBIT 32.1

                                  CERTIFICATION

      In connection  with the quarterly  report of New Century  Equity  Holdings
Corp.  (the  "Company")  on Form 10-Q for the quarter  ended March 31, 2006,  as filed with the Securities and Exchange  Commission on the date hereof, I, Steven
J. Pully, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)   The Form 10-Q report for the quarter ended March 31, 2006,  filed with the
      Securities  and Exchange  Commission on May 15, 2006,  fully complies with the requirements of Section 13(a) or 15(d) of the Securities  Exchange Act
      of 1934; and

(2)   The  information  contained in the Form 10-Q report for the quarter  ended
      March 31, 2006 fairly presents,  in all material  respects,  the financial condition and results of operations of New Century Equity Holdings Corp.

By: /s/ Steven J. Pully                    Date: May 15, 2006
------------------------------
Steven J. Pully
Chief Executive Officer